UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Your Vote Counts! SALESFORCE.COM, INC. 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET SALESFORCE.COM, INC. 415 MISSION STREET 3RD FLOOR SAN FRANCISCO, CA 94105 ATTN: INVESTOR RELATIONS D51952-P52560 You invested in SALESFORCE.COM, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 10, 2021 11:00 AM Pacific Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CRM2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Marc Benioff For 1b. Craig Conway For 1c. Parker Harris For 1d. Alan Hassenfeld For 1e. Neelie Kroes For 1f. Colin Powell For 1g. Sanford Robertson For 1h. John V. Roos For 1i. Robin Washington For 1j. Maynard Webb For 1k. Susan Wojcicki For 2. Amendment and restatement of our 2013 Equity Incentive Plan to increase the number of shares reserved for issuance. For 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2022. For 4. An advisory vote to approve the fiscal 2021 compensation of our named executive officers. For 5. A stockholder proposal requesting that the Board of Directors take steps necessary to transition Salesforce to a Public Benefit Corporation, if properly presented at the meeting. Against NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D51953-P52560